American Century Variable Portfolios, Inc. Statement of Additional Information (SAI) Supplement
Supplement dated October 11, 2013 ■ Statement of Additional Information dated May 1, 2013

Footnote 9 to the Accounts Managed table on page 49 is replaced by the following.

9

Includes $360.2 million in VP Capital Appreciation. On October 11, 2013, the portfolio managers will also begin managing the assets of VP Vista and NT Heritage. As of September 30, 2013, those funds' assets were $35.2 million for VP Vista and $437.9 million for NT Heritage.

The following replaces Ownership of Securities on page 52.

Ownership of Securities

As of December 31, 2012, the funds’ most recent fiscal year end, none of the portfolio managers beneficially owned shares of the fund they manage. As of February 21, 2013, Chad Baumler did not beneficially own shares of VP Value. As of September 30, 2013, David Hollond and Greg Walsh did not beneficially own shares of VP Vista. These portfolio managers serve on investment teams that oversee a number of funds in the same broad investment category and are not expected to invest in each such fund.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-80043 1310